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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - August 25, 2009


                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                    000-28027              90-0093439
             ------                    ---------              ----------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             file number)         Identification No.)

                                1606 NW 23rd Ave.
                            Ft. Lauderdale, FL 33311
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (954) 473-0850
                          -----------------------------
                          Registrant's telephone number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------


As used in this report, the terms "we", "us", "our", "our company" or "Global Beverage" refer to Global Beverage Solutions, Inc., a Nevada corporation.


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SECTION 4:        FINANCIAL INFORMATION

ITEM 4.01:        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 25, 2009, the Company's Board of Directors, on the recommendation of its Audit Committee, terminated the engagement of Lawrence Scharfman & Co CPA PA, Certified Public Accountants. ("Scharfman") as the Registrant's independent registered public accounting firm for its fiscal year ended December 31, 2008 and subsequent periods solely as a result of the inability of Scharfman to issue the required report and opinions for periodic reports. Scharfman had been engaged, as of April 9, 2009 (notice for which was contained in the Current Report under Form 8-K dated as of April 16, 2009).

The Company was advised by the Securities and Exchange Commission that Scharfman was not registered with the Public Company Accounting Oversight Board (the "PCAOB") and would not therefore be permitted to issue the reports or opinions required in the Annual Report under Form 10-K. We are advised and we are therefore disclosing, in this Item 4.01 that Scharfman's registration was revoked by the PCAOB. While this situation is not specifically described in the disclosure requirements under Item 304 of Regulation S-K, we believe it is material information that should be disclosed.

Scharfman has not yet commenced work with the Company and no reports have been issued. Consistent with the requirements for disclosures of Item 4.01, notwithstanding that no reports or opinions were prepared or issued by Scharfman, the Company states that the reports of Scharfman for the year ended December 31, 2008, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. From the time of engagement through date of termination, being August 25, 2009, there were no disagreements between Scharfman and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Scharfman's satisfaction, would have caused Scharfman to make a reference to the matter in its reports on the Company's financial statements for that year. During the year ended December 31, 2008, and through the date of their resignation, there were no "reportable events" (as defined by Item 304
(a)(1)(v)(A) through (D) of Regulation S-K).

The Company has provided Scharfman with a copy of the disclosures it is making in response to this Item 4.01. As no reports have been issued, no consent to the use of reports is required or appropriate. We have requested from Scharfman a letter addressed to the Securities and Exchange Commission stating whether Scharfman agrees with the statements above made by the Company in response to
Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. , A copy of the letter from Scharfman addressed to the SEC indicating its agreements with the above statements is attached to this Current Report on Form 8-K as Exhibit 16.1.


                                       2
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ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired - Not required;

         (b)      Pro forma financial information - Not required;

         (c)      Shell Company Transactions - Not required;

         (d) Exhibits - EXHIBIT NO. 16.1: Letter, dated August 25, 2009, from Lawrence Scharfman & Co CPA PA to the Securities and Exchange Commission.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL BEVERAGE SOLUTIONS, INC.


                                          By /s/ Jerry Pearring
                                             ----------------------------
                                             Jerry Pearring,
                                             Chief Executive Officer
Date:   August 25, 2009

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                                  EXHIBIT INDEX

EXHIBIT
NO.                 DESCRIPTION OF EXHIBIT

16.1 Letter, dated August 25, 2009, from Lawrence Scharfman & Co CPA PA to the Securities and Exchange Commission